EXHIBIT 32.1
Certification Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906
of The Sarbanes-Oxley Act of 2002
Not Filed Pursuant to the Securities Exchange Act of 1934
     In connection with the Quarterly Report of Friedman Industries, Incorporated (the “Company”) on Form 10-Q for the period ending September 30, 2008, as filed with the Securities Exchange Commission on the date hereof (the “Report”), I, William E. Crow, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: November 14, 2008

By	/s/ William E. Crow
	Name:	William E. Crow
	Title:	Chief Executive Officer and President